UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2025
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Amended and Restated Portfolio Loan Facility
On November 3, 2021, certain of KBS Real Estate Investment Trust III, Inc.’s (“KBS REIT III”) indirect wholly owned subsidiaries (the “Portfolio Loan Borrowers”), entered into a loan agreement with Bank of America, N.A., as administrative agent (the “Portfolio Loan Agent”); BofA Securities, Inc., Wells Fargo Securities, LLC and Capital One, National Association as joint lead arrangers and joint book runners; Wells Fargo Bank, N.A., as syndication agent; and each of the financial institutions signatory thereto as lenders (as subsequently modified and amended, the “Amended and Restated Portfolio Loan Facility”). The current lenders under the Amended and Restated Portfolio Loan Facility are Bank of America, N.A.; Wells Fargo Bank, National Association; U.S. Bank, National Association; Capital One, National Association; PNC Bank, National Association; Regions Bank; and Zions Bankcorporation, N.A., DBA California Bank & Trust (together, the “Portfolio Loan Lenders”).
Effective as of January 23, 2025, KBS REIT III, through the Portfolio Loan Borrowers, entered into a short-term extension agreement with the Portfolio Loan Agent and the Portfolio Loan Lenders (the “January Extension Agreement”).(1) Pursuant to the terms of the January Extension Agreement, the maturity date of the facility was extended to February 6, 2025, and the Portfolio Loan Lenders agreed to advance the Portfolio Loan Borrowers $4.97 million for the payment of real property taxes related to two properties, subject to the conditions of the January Extension Agreement.
As of January 27, 2025, the aggregate outstanding principal balance of the Amended and Restated Portfolio Loan Facility was approximately $465.9 million, inclusive of the advance for real estate taxes discussed above. The Amended and Restated Portfolio Loan Facility is secured by 60 South Sixth, Sterling Plaza, Towers at Emeryville, Ten Almaden and Town Center (the “Properties”).
Under the January Extension Agreement, the Portfolio Loan Agent and the Portfolio Loan Lenders waived the requirement for the Properties to satisfy the minimum required ongoing debt service coverage ratio through the maturity date under the loan documents and waived the requirement for KBS REIT Properties III LLC, as guarantor, to satisfy a net worth covenant through the maturity date under the loan documents.
Pursuant to the January Extension Agreement, the Portfolio Loan Borrowers agreed to pay the Portfolio Loan Agent certain costs and expenses incurred by the Portfolio Loan Agent in connection with the January Extension Agreement. KBS REIT III continues to work with the Portfolio Loan Agent to reach a longer-term extension of the Amended and Restated Portfolio Loan Facility, though there can be no assurance as to the certainty or timing of a longer-term extension.
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(1) On February 6, 2024, July 15, 2024, October 11, 2024 and November 22, 2024, KBS REIT III, through the Portfolio Loan Borrowers, entered into the fourth, fifth, sixth and seventh loan modification and extension agreements, respectively, with the Portfolio Loan Agent and the Portfolio Loan Lenders. See KBS REIT III’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on February 12, 2024, July 18, 2024, October 18, 2024 and November 26, 2024 for a description of the material terms of these agreements.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information in this Report set forth under Item 1.01 regarding the Amended and Restated Portfolio Loan Facility and January Extension Agreement is incorporated herein by reference.

Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of KBS REIT III and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. These include statements about KBS REIT III’s plans, strategies and prospects, including its ability to comply with any terms, conditions, obligations or covenants contained in any agreements related to debt obligations. These statements are subject to known and unknown risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and KBS REIT III undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Moreover, you should interpret many of the risks identified in this report, as well as the risks set forth below, as being heightened as a result of the continued disruptions in the financial markets impacting the U.S. commercial real estate industry, especially as it pertains to commercial office buildings. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A of KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2023, in Part II, Item 1A of KBS REIT III’s Quarterly Reports on Form 10-Q and in KBS REIT III’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2024.
As a result of the upcoming loan maturity of the Amended and Restated Portfolio Loan Facility, the challenging commercial real estate lending environment, the current interest rate environment, leasing challenges in certain markets where KBS REIT III owns properties and the lack of transaction volume in the U.S. office market as well as general market instability, there is substantial doubt as to KBS REIT III’s ability to continue as a going concern for at least a year from November 14, 2024. KBS REIT III may also be adversely affected if it is unable to satisfy certain covenants or other terms and conditions contained in its loan agreements. Certain of KBS REIT III’s loan agreements require KBS REIT III to satisfy conditions that are not in its sole control, including making required principal paydowns of the loans and KBS REIT III taking identified actions relating to its portfolio. There is no assurance that KBS REIT III will be able to satisfy these terms and conditions or the terms and conditions of any future extension or refinancing agreement that is entered into. If KBS REIT III is unable to refinance or extend the upcoming maturity of the Amended and Restated Portfolio Loan Facility, make required paydowns under certain loans or satisfy certain covenants and conditions in its loan agreements, the lenders may seek to foreclose on the underlying collateral. Moreover, KBS REIT III’s loan agreements contain cross default provisions, including that certain events of default or the failure of one or more of KBS REIT III’s subsidiaries to pay debt as it matures under one debt facility may trigger the acceleration of KBS REIT III’s indebtedness under other debt facilities. If KBS REIT III is unable to successfully refinance or restructure the upcoming maturity of the Amended and Restated Portfolio Loan Facility or unable to meet the conditions of its loan agreements, KBS REIT III may seek the protection of the bankruptcy court to implement a restructuring plan, which would constitute an event of default under KBS REIT III’s loan agreements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: January 29, 2025	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary